SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                              FORM 8-K/A
                           AMENDMENT NO. 1

                            CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 10, 1998


                CONSOLIDATED MEDICAL MANAGEMENT, INC.
          (Exact Name of Registrant as Specified in Charter)

Montana                           2-89616                 82-0369233
(State or Other Jurisdiction     (Commission             (IRS Employer
 of Incorporation)                File Number)            Identification No.)

13005 Justice Avenue, Baton Rouge, LA           70816
(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code:  (504) 292-3100

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) The financial statements required by this item are attached to this amended report.

(b) The pro forma financial information required by this item are included in, and are incorporated by reference to, the Registrant's quarterly report on Form 10-QSB for the quarter ended June 30, 1998, filed with the Securities and Exchange Commission on August 14, 1998.

                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Consolidated Medical Management, Inc.

Date: September 16, 1998         By /s/ Sunni M. Wooley, President and
                                 Principal Financial Officer

               UNITED MEDICAL SERVICES CORPORATION
                     BATON ROUGE, LOUISIANA

                      FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

               UNITED MEDICAL SERVICES CORPORATION
                     BATON ROUGE, LOUISIANA

                  INDEX TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997



1    BALANCE SHEETS
          DECEMBER 31, 1997



2    NOTES TO FINANCIAL STATEMENTS
          DECEMBER 31, 1997



3    INDEPENDENT AUDITOR'S REPORT

               UNITED MEDICAL SERVICES CORPORATION
                     BATON ROUGE, LOUISIANA

                          BALANCE SHEET
                        DECEMBER 31, 1997



               ASSETS

CURRENT ASSETS                                           $0




PROPERTY, PLANT AND EQUIPMENT - NET

OTHER ASSETS


TOTAL ASSETS                                             $0



            LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES                                      $0







          TOTAL LIABILITIES                              $0

STOCKHOLDER'S EQUITY
     COMMON STOCK - NO PAR VALUE, 5,000 SHARES AUTHORIZED,
      ISSUED AND OUTSTANDING


          TOTAL STOCKHOLDER'S EQUITY                     $0

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY               $0




          "THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
          OF THESE FINANCIAL STATEMENTS"




               UNITED MEDICAL SERVICES CORPORATION
                     BATON ROUGE, LOUISIANA

                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997





NOTE 1    ORGANIZATION AND SUMMARY OF SIGNIFICANT POLICIES.

OPERATIONS AND BASIS OF STATEMENTS

     UNITED MEDICAL SERVICES CORPORATION (THE COMPANY) WAS
INCORPORATED IN LOUISIANA DECEMBER 19, 1996.  THE HOME OFFICE IS
LOCATED IN BATON ROUGE, LOUISIANA.  THE COMPANY'S OBJECTIVE IS TO
PROVIDE MANAGEMENT SERVICES TO MEDICAL SERVICE GROUPS. THE COMPANY WAS INACTIVE IN 1997 (SEE SUBSEQUENT EVENTS, NOTES 3 AND 4).





RISKS AND UNCERTAINTIES

     THE PREPARATION OF FINANCIAL STATEMENTS IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES REQUIRES MANAGEMENT TO MAKE ESTIMATES AND ASSUMPTIONS THAT AFFECT THE REPORTED AMOUNTS OF ASSETS AND LIABILITIES AND DISCLOSURE OF CONTINGENT ASSETS AND LIABILITIES AT THE DATE OF THE FINANCIAL STATEMENTS AND THE REPORTED AMOUNTS OF REVENUES AND EXPENSES DURING THE REPORTED PERIOD. ACTUAL RESULTS COULD DIFFER FROM THOSE ESTIMATES.




















NOTE 2    COMMITMENTS AND CONTINGENCIES
IN THE OPINION OF MANAGEMENT, THERE ARE NO CONTINGENT CLAIMS OR
LITIGATION AGAINST THE COMPANY WHICH WOULD MATERIALLY AFFECT ITS
FINANCIAL POSITION AT DECEMBER 31, 1997.








NOTE 3    PROPOSED MERGER
SUBSEQUENT TO YEAR-END, THE COMPANY ENTERED INTO NEGOTIATIONS WITH CONSOLIDATED MEDICAL MANAGEMENT, INC. (A PUBLICLY HELD MONTANA CORPORATION) IN CONTEMPLATION OF A PROPOSED MERGER. UNDER THE PROPOSED TERMS, THE SHAREHOLDER OF THE COMPANY WILL EXCHANGE ALL THE OUTSTANDING SHARES OF STOCK IN THE COMPANY FOR 20,000 SHARES OF STOCK OF CONSOLIDATED MEDICAL MANAGEMENT, INC. IT IS PROPOSED THAT UNITED MEDICAL SERVICES CORPORATION WILL BE A SURVIVING CORPORATE SUBSIDIARY.







NOTE 4    SUBSEQUENT EVENTS
ON JULY 10, 1998, THE COMPANY COMPLETED NEGOTIATIONS FOR A MERGER
WITH CONSOLIDATED MEDICAL MANAGEMENT, INC., SEE NOTE 3.

ON JULY 23, 1998, THE COMPANY CHANGED ITS CORPORATE NAME TO
INDEPENDENT DIAGNOSTIC SERVICES, INC.



























                  INDEPENDENT AUDITOR'S REPORT



THE BOARD OF DIRECTORS
BATON ROUGE, LOUISIANA

WE HAVE AUDITED THE BALANCE SHEET OF UNITED MEDICAL SERVICES
CORPORATION AS OF DECEMBER 31, 1997. THESE FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE COMPANY'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON OUR AUDIT.

WE CONDUCTED OUR AUDIT IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDIT PROVIDES A REASONABLE BASIS FOR OUR OPINION.

IN OUR OPINION, THE FINANCIAL STATEMENTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF UNITED MEDICAL SERVICES CORPORATION AS OF DECEMBER 31, 1997 IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.




                                   MICHAEL R. CHOATE AND COMPANY
                                   CERTIFIED PUBLIC ACCOUNTANTS


AUGUST 25, 1998



[ARTICLE] 5

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1998
[PERIOD-END]                               DEC-31-1998
[CASH]                                               0
[SECURITIES]                                         0
[RECEIVABLES]                                        0
[ALLOWANCES]                                         0
[INVENTORY]                                          0
[CURRENT-ASSETS]                                     0
[PP&E]                                               0
[DEPRECIATION]                                       0
[TOTAL-ASSETS]                                       0
[CURRENT-LIABILITIES]                                0
[BONDS]                                              0
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[COMMON]                                             0
[OTHER-SE]                                           0
[TOTAL-LIABILITY-AND-EQUITY]                         0
[SALES]                                              0
[TOTAL-REVENUES]                                     0
[CGS]                                                0
[TOTAL-COSTS]                                        0
[OTHER-EXPENSES]                                     0
[LOSS-PROVISION]                                     0
[INTEREST-EXPENSE]                                   0
[INCOME-PRETAX]                                      0
[INCOME-TAX]                                         0
[INCOME-CONTINUING]                                  0
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                      0
[CHANGES]                                            0
[NET-INCOME]                                         0
[EPS-PRIMARY]                                        0
[EPS-DILUTED]                                        0